FM Compounders Equity ETF
FMCE
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
June 29, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated June 29, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.FMCE.com. You can also obtain these documents at no cost by calling 1-888-530-2448 or by sending an email request to OrderFMCETFs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.71%
(1)	The Fund’s adviser, First Manhattan Co. LLC (the “Adviser”), has agreed to pay all expenses incurred by the Fund except for (i) the advisory fee; (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions; (iv) any Rule 12b-l fees; (v) acquired fund fees and expenses; (vi) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (vii) borrowing costs (such as interest and dividend expense on securities sold short); (viii) taxes; and (ix) extraordinary expenses.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended February 28, 2026 the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that, during normal market conditions, seeks to invest in 25-35 U.S. exchange-traded common stocks that are listed on U.S. national securities exchanges. From time to time, the Fund may hold a greater number of stocks.

The Fund holds common stocks of any market capitalization. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities.

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The Adviser is focused on companies that it expects to generate free cash flow and that it believes to possess durable competitive advantages; earn higher than average (among its peers) returns on capital; be led by management teams that are economically aligned with shareholders; and have opportunities to reinvest excess cash flows at above-average rates of return compared to its peers (returns are measured by “Return on Invested Capital” (ROIC) or “Return on Capital Employed” (ROCE)).

While potential investments primarily encompass compounders (i.e., highly resilient businesses that reliably generate and compound free cash flow), they may also include undervalued businesses (companies, often out of favor, that the Adviser believes are undervalued relative to their earnings power, cash flow, and/or tangible assets), and/or special situations (companies undergoing restructuring, refinancing, management changes, and/or comparable corporate actions that cause temporary disconnects between the share price and what the Adviser believes to be the company’s intrinsic value and potential cash flow). In many instances, the Adviser has found that an investment that originated as an undervalued or special situation turns out to be a compounder.

The Adviser identifies these companies through fundamental research conducted by the portfolio manager and the Adviser’s research team by focusing on what it believes to be (1) attractive expected return over a three-plus year period; (2) solid industry and business quality by conducting an assessment to exclude those companies facing significant potential drivers and threats to the durability of their competitive advantage and long-term growth prospects; (3) high quality management (including evaluating executive compensation and incentives); and (4) attractive financial characteristics (e.g., recurring revenue and high margins underpinning cash flow generation).

Once an investment opportunity is identified, the Adviser seeks to purchase shares at valuations that are favorable relative to the quality of the company’s business, its earnings, and the Adviser’s expectations for long-term growth in value-per-share. Generally, the Fund focuses on making long-term investments. However, the Adviser typically sells a security when: (1) a security no longer meets the Adviser’s investment criteria or the requirements of the Order (as defined below) or its Exchange listing requirements; (2) a portfolio company’s long-term earnings and reinvestment prospects deteriorate; (3) the Adviser loses confidence in the leadership and governance of a portfolio company; (4) a new security is judged to be comparatively more attractive than a current position; and/or (5) the valuation of a security appears excessively higher than the Adviser’s estimates of long-term value.

The Fund is non-diversified, which means that a meaningful portion of the Fund’s assets may be invested in the securities of a smaller number of companies and/or a more limited number of sectors than a diversified fund. Although the Fund normally holds a focused portfolio of equity securities, the Fund is not required to be fully invested in such securities and it is possible that the Fund will maintain a meaningful portion of its total assets in cash and cash equivalent securities (comprised exclusively of short-term U.S. Treasury securities, government money market funds, and repurchase agreements). Additionally, the Fund files its portfolio holdings with the SEC quarterly, and provides a verified intraday indicative value (“VIIV”), calculated and disseminated every second throughout the trading day.

The Fund is an actively managed, nontransparent ETF that does not seek to replicate the performance of a specified index. A primary difference for the Fund, compared to traditional ETFs, is that each broker-dealer or other financial intermediary that enters into an agreement with the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”) to serve as authorized participant for the Fund (each, an “Authorized Participant”) establishes and maintains an account, through which it conducts creations and redemptions without knowing the identities of the securities purchased or sold in its account (a “Confidential Account”), with an agent selected by the Authorized Participant and approved by the Fund (an “AP Representative”). All creation and redemption activity, whether in-kind, partially in-kind, partially cash, or all cash, must be conducted by an Authorized Participant through a Confidential Account and an AP Representative. The Authorized Participants provide the Fund securities comprising a proportionate share of the Fund’s portfolio holdings in connection with each in-kind creation (the “Creation Basket”) and receive securities comprising a proportionate share of the Fund’s portfolio holdings in connection with each in-kind redemption (the ”Redemption Basket”) but do not know the identity of the Fund’s Creation Basket or Redemption Basket.

Each day, the Fund or the Fund’s custodian transmits the Creation Basket to each AP Representative. Pursuant to a contract (the “Confidential Account Agreement”), the AP Representative is prohibited from disclosing the Creation Basket and the Redemption Basket to the Authorized Participant and cannot use the identity or weighting of the securities in the Creation Basket or the Redemption Basket for any purpose other than executing creations and redemptions. The Confidential Account enables Authorized Participants to transact in the underlying securities of the Creation Basket or the Redemption Basket through their AP Representatives and further enables Authorized Participants to engage in in-kind creation or redemption activity without knowing the identity or weighting of those securities or the composition of the Fund’s portfolio generally.

Like other ETFs, the Fund creates and redeems shares only through Authorized Participants and only in bundles of shares (comprised of 5,000 shares or more in the case of the Fund) which are referred to as a “Creation Unit.” All orders to purchase or redeem Creation Units must be placed by or through an Authorized Participant that has entered into an authorized participant agreement (“AP Agreement”) with the the Distributor using the Authorized Participant’s Confidential Account at the AP Representative.

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The Fund operates in reliance on an exemptive order (the “Order”) from the SEC, which limits the types of investments that the Fund may hold to those listed in the Fund’s application for the Order. Under the terms of the Order, the Fund is permitted to invest only in the following investments, which, if listed, must trade on a U.S. exchange contemporaneously with the shares: ETFs, exchange-traded notes, exchange-listed common stocks, exchange-traded preferred stocks, exchange-traded ADRs, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and U.S. exchange-traded futures for which the reference asset is one in which the Fund may invest directly or, in the case of an index future traded on a U.S. exchange, is based on an index, the components of which are a type of asset in which the Fund could invest directly; as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Fund’s investment strategies and practices, including those listed above, are subject to these limitations. The Adviser does not intend to invest in all of the types of instruments authorized by the Order. In that regard, the Fund is not expected to invest in futures contracts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded notes, or exchange-traded currency trusts.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Absence of Active Market. While the Fund’s shares (“Shares”) are expected to be listed on the Exchange, there can be no assurance that active trading markets for Shares will develop or be maintained by market makers or Authorized Participants, and there are no obligations for market makers to make a market in Shares or for Authorized Participants to submit purchase or redemption orders for Creation Units. The Distributor does not maintain a secondary market in Shares. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure which may affect the number of entities willing to act as market makers, Authorized Participants, or AP Representatives.

Acquired Fund Risk. Other investment companies in which the Fund invests (“acquired funds”) are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result of investing in acquired funds, the cost of investing in the Fund will be higher than the cost of investing directly in such acquired funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the acquired funds is subject to its own specific risks, which will be listed in its respective prospectus, but the Adviser expects the principal investments risks of such acquired funds will be similar to the risks of investing in the Fund.

Active Management Risk. The Adviser’s judgments about the growth, value, or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. This underperformance may be exacerbated by the fact that the Order limits the universe of securities in which the Fund is authorized to invest as compared to other types of ETFs or mutual funds, which are allowed to invest in securities other than U.S. securities exchange-listed instruments.

Allocation and Information Risk. The investment strategy used by the Fund is similar to the investment strategy used by the Adviser to manage proprietary vehicles, including one or more private funds, and separately managed client accounts. As a result, in situations in which there is a limited supply of securities called for by the investment strategy, it is possible that the Fund may not be able to acquire the maximum amount of the securities it seeks. In addition, because the investment strategy used to manage one or more private funds is similar to that of the Fund, it is possible that investors in such a private fund may be able to ascertain the composition of the Fund’s portfolio in advance of the public disclosure of portfolio holdings and trade in a manner that adversely affects the Fund.

Authorized Participant and AP Representative Risk. The Fund’s Authorized Participants engage in all creation and redemption activity through an AP Representative, an unaffiliated broker-dealer with which such Authorized Participant has signed an agreement to establish a confidential account for the benefit of such Authorized Participant and that deliver or receive, on behalf of the Authorized Participant, all consideration to or from the Fund in a creation or redemption. AP Representatives have knowledge of the composition of the Fund’s portfolio holdings and are restricted from disclosing such composition, including to the Authorized Participants. The Fund has a limited number of institutions that act as Authorized Participants, or that may act as AP Representatives. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the Fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other Authorized Participant or AP Representative steps forward to create or redeem, or purchase or sell securities, as applicable, Shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

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Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and may incur substantial trading losses. Any securities currently subject to an exchange-imposed trading halt are listed on the Fund’s website, www.FMCE.com. Additionally, if at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the Adviser may request the Exchange to halt trading in Shares, meaning that investors would not be able to trade their Shares. During any such trading halt, the VIIV would continue to be calculated and disseminated. Trading halts may have a greater impact on the Fund than on traditional ETFs because of its lack of transparency and the requirement that it hold exclusively listed instruments (other than cash and money market instruments).

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of Shares to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. In addition, common stocks may experience significantly more volatility in returns than other asset classes.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF and only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. There can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. In periods of market stress, market makers and/or Authorized Participants may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as market makers, Authorized Participants, or AP Representatives, particularly during periods of market stress.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by Exchange specialists, market makers, or other participants that trade the particular security.
o	The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole, and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no guarantee that they will continue to do so). Therefore, growth securities may go in and out of favor over time.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, military conflicts, geopolitical events, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

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Non-Diversified Risk. The Fund is classified as non-diversified. A non-diversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio manager the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities would have a greater impact on the Fund’s share price than would be the case in a diversified fund and the Fund is more volatile than if it was diversified.

Portfolio Transparency Risk. Unlike traditional ETFs, the Fund does not tell the public what assets it holds each day, and AP Representatives are required to maintain information regarding the creation basket in confidence and to purchase deposit securities and sell redemption securities for Authorized Participants in a manner designed to obscure portfolio-related information. Instead, the Fund files its portfolio holdings with the SEC quarterly and provides a VIIV that is calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that keeps the market price of Shares trading at or close to the underlying NAV per share of the Fund. There is, however, a risk, which increases during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the Fund. Similarly, because Shares trade on the basis of a published VIIV, it is possible that they may trade at a wider bid-ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, would cost investors more to trade. The Adviser or its designee will monitor on an on-going basis how Shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. Should there be extended periods of unusually high bid-ask spreads, the Board of Trustees (the “Board”) will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to, among other things, narrow the premium/discount or bid-ask spreads as applicable. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creation Units, changing the Fund’s investment objective or strategy, and liquidating the Fund. Although the Fund seeks to benefit from keeping its portfolio information concealed, some market participants may attempt to use the VIIV to identify the Fund’s trading strategy which, if successful, could result in such market participants engaging in certain predatory trading practices that have the potential to adversely affect the Fund and its shareholders. The Fund’s website contains a historical comparison of each business day’s final VIIV to that Business Day’s NAV and the specific methodology for calculating the VIIV.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments. The Fund will be subject to the risk that economic, political, or other conditions that have a negative effect on these sectors may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Technology Sector. The Fund may be more susceptible to the particular risks that affect companies in the technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short-term.

Small and Medium Capitalization Companies Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which tends to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid-ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund does not attract additional assets, the Fund’s expenses will continue to be spread over a small asset base. In light of this risk, investors who currently invest in an investment strategy similar to that of the Fund through managed and other types of individual accounts or private funds should compare the costs and benefits of investing in the Fund with those of investing through other means. Investment through the Fund is expected to provide cost savings to investors as compared to other methods of investing in the strategy but only if the Fund achieves a certain asset size at which economies of scale may be achieved.

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Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.FMCE.com or by calling 888-530-2448.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	2nd Quarter 2025	6.40%
Worst Quarter:	4th Quarter 2025	(0.32)%

The Fund’s year-to-date return as of the most recent calendar quarter, which ended March 31, 2026 was (5.19)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Since Inception (11/08/2024)
Return before taxes	10.85%	7.36%
Return after taxes on distributions	10.03%	6.62%
Return after taxes on distributions and sale of Fund shares	7.01%	5.61%
S&P 500® Equal Weight Index*	11.43%	5.64%
*	The S&P 500® Equal Weight Index (the “Index”) is an unmanaged index which measures the performance of 500 large-cap common stocks actively traded in the United States and assigns equal weight to each company. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: First Manhattan Co. LLC

Trading Sub-Adviser: Vident Asset Management (the “Trading Sub-Adviser”)

Portfolio Manager: Himayani Puri, Partner, Portfolio Manager, Director of Research of the Adviser, has served as the Fund’s portfolio manager since it commenced operations in November 2024.

Purchase and Sale of Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.FMCE.com

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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